UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2023

HUBBELL INCORPORATED

(Exact name of registrant as specified in its charter)

Connecticut	1-2958	06-0397030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Waterview Drive Shelton, Connecticut	06484
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (475) 882-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value $0.01	HUBB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	Entry into a Material Definitive Agreement.

On October 28, 2023, Hubbell Incorporated, a Connecticut corporation, and Hubbell Power Systems, Inc., a Delaware corporation and wholly owned subsidiary of Hubbell Incorporated (“HPS”), entered into a Stock Purchase Agreement (the “Agreement”), by and among HPS, Northern Star Parent Holdings, LLC, a Delaware limited liability company (“Seller”), and Hubbell Incorporated, as guarantor (Hubbell Incorporated, collectively with HPS, “Hubbell”). Subject to the terms and conditions set forth in the Agreement, Hubbell agreed to purchase a manufacturer of substation control and relay panels, as well as turnkey substation control building solutions (the “Systems Control Business”), by acquiring all the issued and outstanding capital stock of Northern Star Holdings, Inc., a Delaware corporation (together with its subsidiaries, “Systems Control” and such acquisition, the “Transaction”).

Pursuant to the Agreement, Hubbell agreed to pay an aggregate purchase price of $1.1 billion in cash, subject to customary adjustments related to net indebtedness, working capital and transaction expenses, as set forth in the Agreement. Hubbell anticipates that the Transaction will be financed with a combination of cash-on-hand and debt.

The closing of the Transaction is subject to certain customary closing conditions, including, among others: (a) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (b) the accuracy of the parties’ respective representations and warranties, subject to standards of materiality as set forth in the Agreement; (c) the compliance by the parties with their respective covenants and obligations under the Agreement, in all material respects; and (d) the absence of a Material Adverse Effect (as defined in the Agreement). The parties have agreed that the closing of the Transaction will not occur prior to December 22, 2023 without Hubbell’s consent.

The Agreement contains customary representations, warranties, and covenants. Between the date of the Agreement and the closing of the Transaction, subject to certain exceptions, Seller has agreed to use its reasonable best efforts to cause the Systems Control Business to be conducted only in the ordinary course and substantially in the same manner as previously conducted and to not take certain actions with respect to the Systems Control Business without Hubbell’s prior written consent.

The Agreement includes customary termination provisions, including the right of either Hubbell or Seller to terminate the Agreement if (a) the closing of the Transaction has not occurred by April 28, 2024 (subject to a three month extension by Hubbell under certain circumstances) (the “Outside Date”), (b) there is an injunction, judgment, order, ruling or law of a government entity enjoining, restraining or prohibiting the Transaction or (c) the other party has breached its representations, warranties or covenants in a way that prevents satisfaction of a closing condition, subject to a cure period.

If the Agreement is terminated for failure to close the Transaction prior to the Outside Date and the only remaining conditions to closing that have not been satisfied at the time of termination (other than conditions that by their nature are to be satisfied at the closing, which conditions are capable of being satisfied) are either (i) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act or (ii) absence of an injunction, judgment, order, ruling or law of a government entity enjoining, restraining or prohibiting the Transaction (and the relevant injunction, judgment, order, ruling or law is asserted under antitrust laws), Hubbell will be required to pay to Seller a termination fee equal to $55 million.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Agreement, attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Agreement and is qualified in its entirety by the terms and conditions of the Agreement. It is not intended to provide any other factual information about Hubbell, the Seller or its or their respective subsidiaries and affiliates, including the Systems Control Business. The Agreement contains representations and warranties by each of the parties to the Agreement, which were made only for purposes of the Agreement and as of specified dates. The representations, warranties, covenants, and agreements in the Agreement were made solely for the benefit of the parties to the Agreement, are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties, covenants, and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of Hubbell, the Seller or its or their respective subsidiaries and affiliates, including the Systems Control Business. Moreover, information concerning the subject matter of the representations, warranties, covenants, and agreements may change after the date of the Agreement, which subsequent information may or may not be fully reflected in Hubbell’s public disclosures.

ITEM 7.01	Regulation FD Disclosure.

On October 30, 2023, Hubbell issued a press release, attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing entry into the Agreement described above.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description

2.1	Stock Purchase Agreement, by and among Hubbell Power Systems, Inc., Northern Star Parent Holdings, LLC and, Hubbell Incorporated, dated October 28, 2023*

99.1	Press Release dated October 30, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*

Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Hubbell hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission; provided, that Hubbell may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

Information Concerning Forward Looking Statements

Certain statements contained in this Current Report on Form 8-K and exhibits attached hereto may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding anticipated growth, changes in operating results, market conditions and economic conditions, and statements regarding the consummation of the Transaction and the anticipated benefits to Hubbell thereof, including the timing for the Transaction to become accretive, the projected 2024 EBITDA multiple and Systems Control estimated 2024 sales, are forward-looking statements. These statements may be identified by the use of forward-looking words or phrases such as “believe”, “expect”, “anticipate”, “intend”, “depend”, “plan”, “estimated”, “predict”, “target”, “should”, “could”, “may”, “subject to”, “continues”, “growing”, “prospective”, “forecast”, “projected”, “purport”, “might”, “if”, “contemplate”, “potential”, “pending”, “target”, “goals”, “scheduled”, “will”, “will likely be”, and similar words and phrases. Such forward-looking statements are based on our current expectations and involve numerous assumptions, known and unknown risks, uncertainties and other factors which may cause actual and future performance or Hubbell’s achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: business conditions, geopolitical conditions (including the wars in Ukraine and Israel, as well as trade tensions with China) and changes in general economic conditions, in particular industries, markets or geographic regions, and ongoing softness in the residential markets, as well the potential for a significant economic slowdown, continued inflation, stagflation or recession, higher interest rates, and higher energy costs; our ability to offset increases in material and non-material costs through price recovery and volume growth; effects of unfavorable foreign currency exchange rates and the potential use of hedging instruments to hedge the exposure to fluctuating rates of foreign currency exchange on inventory purchases; the outcome of contingencies or costs compared to amounts provided for such contingencies, including those with respect to pension withdrawal liabilities; achieving sales levels to meet revenue expectations; unexpected costs or charges, certain of which may be outside Hubbell’s control; the effects of trade tariffs, import quotas and other trade restrictions or actions taken by the United States., United Kingdom, and other countries, including changes in U.S. trade policies; failure to achieve projected levels of efficiencies, cost savings and cost reduction measures, including those expected as a result of our lean initiatives and strategic sourcing plans, regulatory issues, changes in tax laws including multijurisdictional implementation of the Organisation for Economic Co-operation and Development’s comprehensive base erosion and profit shifting plan, or changes in geographic profit mix affecting tax rates and availability of tax incentives; the impact of and ability to fully integrate strategic acquisitions, including the acquisitions of PCX Holding LLC, Ripley Tools, LLC, Nooks Hill Road, LLC, REF Automation Limited, REF Alabama Inc., EI Electronics LLC, and Indústria Eletromecânica Balestro Ltda.; the impact of certain divestitures, including the benefits and costs of, the sale of the Commercial and Industrial Lighting business to GE Current; the ability to effectively develop and introduce new products, expand into new markets and deploy capital; Hubbell and System Controls’ ability to complete the Transaction on the proposed terms or on the anticipated timeline, or at all; failure to achieve the anticipated benefits from the Transaction; other risks related to the completion of the Transaction and actions related thereto, including Transaction costs and/or unknown or inestimable liabilities; risk factors related to the integration of Systems Control and the future opportunities and plans for the combined company; and other factors described in our Securities and Exchange Commission filings, including the “Business”, “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, “Forward-Looking Statements” and “Quantitative and Qualitative Disclosures about Market Risk” sections in the Annual Report on Form 10-K for the year ended December 31, 2022 and Quarterly Reports on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUBBELL INCORPORATED

By:	/s/ Katherine A. Lane
Name:	Katherine A. Lane
Title:	Senior Vice President, General Counsel and Secretary

Date: October 30, 2023